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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2002

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12994 (Commission File Number)	52-1802283 (IRS Employer Identification Number)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 526-5000

(Former name or former address, if changed since last report)

Not applicable

THE MILLS CORPORATION

Item 9. Regulation FD Disclosure

        On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certification below, as required by 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of The Mills Corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

          (a)  the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 as filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LAURENCE C. SIEGEL Laurence C. Siegel Chair of the Board of Directors and Chief Executive Officer (Principal Executive Officer) November 14, 2002
/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President, Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) November 14, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President, Finance and Chief Financial Officer

Date: November 14, 2002

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THE MILLS CORPORATION
  Item 9. Regulation FD Disclosure
SIGNATURE